Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Graf Acquisition LLC

Address of Joint Filer:	c/o Graf Industrial Corp.
118 Vintage Park Blvd., Suite W-222
Houston, Texas 77070

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	James A. Graf

Address of Joint Filer:	c/o Graf Industrial Corp.
118 Vintage Park Blvd., Suite W-222
Houston, Texas 77070

Relationship of Joint Filer to Issuer:	Director; 10% Owner; Officer (Chief Executive Officer)

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	OC Opportunities Fund II, L.P.

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Owl Creek Asset Management, L.P.

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Owl Creek Advisors, LLC

Address of Joint Filer:	640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Jeffrey A. Altman

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Graf Industrial Corp [GRAF]

Date of Event Requiring Statement:
(Month/Day/Year):	10/15/2018

Designated Filer:	Graf Acquisition LLC